INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 12 – Income Taxes

The Company uses the asset and liability method to account for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. If a carryforward exists, the Company makes a determination as to whether the carryforward will be utilized in the future.  Currently, a valuation allowance is established for all DTA’s and carryforwards as their recoverability is deemed to be uncertain. If our expectations for future operating results at the federal or at the state jurisdiction level vary from actual results due to changes in healthcare regulations, general economic conditions, or other factors, we may need to adjust the valuation allowance, for all or a portion of our deferred tax assets. Our income tax expense in future periods will be reduced or increased to the extent of offsetting decreases or increases, respectively, in our valuation allowance in the period when the change in circumstances occurs. These changes could have a significant impact on our future earnings.

Income tax expense was $0 and $0 for the ix months ended June 30, 2020 and 2019. The annual forecasted effective income tax rate for 2020 is 0% with a year-to-date effective income tax rate for the three and six months ended June 30, 2020 respectively of 0%.

NOTE 11	INCOME TAXES

The provision for income taxes consists of the following for the year ended December 31, 2019 and 2018:

	December 31
	2019	2018
Federal income taxes:
Current	-	-
Deferred	349	-
Total federal income taxes	349	-
State income taxes:
Current	1,824	-
Deferred	84	-
Total state income taxes	1,908	-
Total income taxes	$2,257	$-

The effective income tax rate is lower than the U.S. federal and state statutory rates primarily because of the valuation allowance and, to a lesser extent, permanent items. A reconciliation of the 2019 federal statutory rate as compared to the effective income tax rate is as follows:

	December 31
	2019		2018
Pre-tax book income	$(461,117)	21.0%	$(645,978)	21.0%
State Tax Expense, net	1,524	(0.1%)	-	-
Permanent Items	26,430	(1.2%)	-	-
Valuation Allowance	435,420	(19.8%)	645,978	(21.0%)
Total Expense	$2,257	(0.1%)	$-	-%

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax. Significant components of the deferred tax assets and liabilities as of December 31, 2019 and 2018, are as follows:

	December 31
	2019	2018
Deferred tax assets:
Accrued Compensation	$102,049	$-
Amortization of Discount Notes Payable	99,635	-
Lease (ASC 842)	25,715	-
Deferred Revenue	1,112,807	-
Net Operating Losses	3,111,504	4,124,005
Gross deferred tax assets	4,451,710	4,124,005
Less: Valuation Allowance	(4,401,714)	(4,124,005)
Net deferred tax asset:	49,996	-
Deferred tax liabilities:
Fixed Assets	(24,281)	-
ROU Lease (ASC 842)	(25,715)	-
Trademark Amortization	(433)	-
Net deferred tax liability	(50,429)	-
Net deferred tax asset / (liability)	$(433)	$-

As of December 31, 2019, we have federal net operating loss carryforwards totaling $14,131,281. Of that amount, $11,403,417 will expire, if not utilized, in various years beginning in 2028 and which are also subject to the limitations of IRC §382. The remaining carryforward amount of $2,727,864, has no expiration period but can only be applied to 80% of taxable income per year in future periods. State net operating loss carryforwards total $6,785,450. Of that amount, $4,659,523 will begin to expire in 2027 and are subject to the limitations of IRC §382. The remaining $2,125,927 of state net operating loss carryforwards are similar to the federal net operating loss in that it has no expiration period but can only be applied to 80% of state taxable income per year.

The recoverability of deferred tax assets is evaluated by assessing the adequacy of future expected taxable income from all sources, including taxable income in prior carryback years, reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. To the extent the Company does not consider it more-likely-than-not that a deferred tax asset will be recovered, a valuation allowance is established. As of December 31, 2019, and 2018 a full valuation allowance has been recorded against all deferred tax assets on the balance sheet.

We routinely inspect our income tax filings for current and previous positions that could be considered uncertain. If a position is deemed to carry a more-likely-than-not probability of notwithstanding challenge from a tax authority, we would record a liability for Uncertain Tax Positions (UTP) for the tax in question. As of December 31, 2019, and for all prior years, we do not and have not carried any UTP’s on the balance sheet. If a UTP was recorded, it is our policy to include interest and penalties on taxes as part of income tax expense.

There are currently no income tax examinations being performed at the federal or state level and we are not aware of any possible future audits or examinations. Our federal and state income tax returns from 2015 and forward remain open to examination by the corresponding taxing authorities under the statute of limitations, generally. However, due to the loss carryforwards established on historical tax filings, it is possible that the taxing authorities could examine tax years as far back as 2007 in order to determine if the net operating loss carryforward is appropriate.